UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 4, 2011 (February 12, 2010)

CEELOX INC.
(Exact name of Registrant as Specified in its Charter)

Nevada	000-53597	26-1319217
(State or other jurisdiction of	(Commission File Number)	(I.R.S.Employer
incorporation or organization)		Identification Number)

13976 Lynmar Blvd.
Tampa, FL 33626
 (Address of principal executive offices, Zip code)

(813) 769-0918
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

This Form 8-K and other reports filed by Ceelox, Inc., a Nevada corporation (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions and variations thereof as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements contained in the Registrant’s Filings are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements contained herein to conform these statements to actual results.

This Form 8-K/A is being filed as an amendment to the Company’s Form 8-K filing dated February 12, 2010 (“8-K Filing”) to indicate that the Company’s fiscal year end changed to December 31 upon the completion of its acquisition of Ceelox, Inc. a Florida corporation on February 12, 2010.  Please see Item 5.03 below.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(b) Ceelox Inc. (formerly Nicaragua Rising Inc.) (the “Company”) on February 12, 2010 acquired substantially all of the outstanding shares of common stock of Ceelox Inc., a private Florida corporation (“Ceelox Private”) and therefore was the legal acquirer in the merger.

For accounting purposes, the acquisition has been treated as the acquisition of the Company and as a recapitalization of Ceelox Private who was the accounting acquirer since its shareholders acquired a majority ownership interest in the Company. Consequently, going forward, the historical financial information included in the financial statements of the Company prior to February 12, 2010 will be that of Ceelox Private. The fiscal year end of Ceelox Private is December 31 which has now become the Company's fiscal year end.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEELOX INC.

Date: February 4, 2011	By: /s/ Gerry Euston
Name: Gerry Euston
Title: Chief Executive Officer